SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                            (Amendment No. ___)

Filed by the Registrant |X|
Filed by a Party other than the Registrant _____

Check the appropriate box:

[x]  Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12.

                           Hurco Companies, Inc.
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               (Name of Registrant as Specified in Its Charter)

                              Roger J. Wolf
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                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.
     1)  Title of each class of securities to which transaction applies:
         .......................................................................
     2)  Aggregate number of securities to which transaction applies:
         .......................................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         .......................................................................
     4)  Proposed maximum aggregate value of transaction:
         .......................................................................
     5)  Total fee paid:
         .......................................................................

[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     O-11(a)(2) and identify the
     filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:................................................
     2)  Form Schedule or Registration Statement No.:...........................
     3)  Filing
     Party:.....................................................................
     4)  Date
     Filed:.....................................................................

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                             HURCO COMPANIES, INC.
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                              ONE TECHNOLOGY WAY
                                P.O. BOX 68180
                           INDIANAPOLIS, INDIANA 46268
                                (317) 293-5309

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held May 29, 1997
To Our Shareholders:

The 1997 Annual Meeting of Shareholders of Hurco Companies, Inc., will be held at the corporate headquarters of Hurco Companies, Inc., One Technology Way, Indianapolis, Indiana, 46268 at 11:00 a.m. EST on Thursday, May 29, 1997, for the following purposes:

         1. To elect seven directors to serve until the next annual meeting or until their successors are duly elected and qualified.

         2. To approve a proposed amendment of the Company's Amended and Restated Articles of Incorporation which would, among other things, increase the number of authorized shares of common stock and preferred stock.

         3. To approve adoption of the Company's 1997 Stock Option and Incentive Plan.

         4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

If you do not expect to attend the Annual Meeting, please mark, sign and date the enclosed proxy and return it in the enclosed return envelope which requires no postage if mailed in the United States.

Only shareholders of record as of the close of business on March 26, 1997, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for approval of one or more of the above matters at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

                       By order of the Board of Directors,

                                                     Roger J. Wolf, Secretary

April __, 1997
Indianapolis, Indiana

                           YOUR VOTE IS IMPORTANT
                   Even if you plan to attend the meeting,
                   we urge you to mark, sign and date the
                   enclosed proxy and return it promptly
                         in the enclosed envelope.

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                            HURCO COMPANIES, INC.
                             One Technology Way
                              P. O. Box 68180
                         Indianapolis, Indiana 46268

                       Annual Meeting of Shareholders
                                May 29, 1997
______________________________________________________________________________

                              PROXY STATEMENT
______________________________________________________________________________

            SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

This Proxy Statement is furnished to the holders (the "Shareholders") of common stock of Hurco Companies, Inc.("Hurco" or the "Company") in connection with the solicitation of proxies by the Board of Directors for the 1997
Annual Meeting of Shareholders to be held at 11:00 a.m. EST on May 29, 1997 at the corporate headquarters of Hurco Companies, Inc., One Technology Way, Indianapolis, Indiana, and at any adjournments thereof. This Proxy
Statement and the accompanying form of proxy are being mailed to the Shareholders on or about April 10, 1997. Proxies are being solicited principally by mail. Directors, officers and regular employees of Hurco may also solicit proxies personally by telephone, telegraph or otherwise. All expenses incident to the preparation and mailing to the Shareholders of the Notice, Proxy Statement and form of Proxy will be paid by Hurco.

Shareholders of record as of the close of business on March 26, 1997, are entitled to notice of and vote at the Annual Meeting or any adjournments thereof. On such record date, Hurco had 6,535,371 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote with respect to each matter submitted to a vote. The presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business.

If the enclosed form of proxy is executed and returned, it may be revoked at any time before it is voted by giving written notice to the Secretary of the Company. If a shareholder executes more than one proxy, the proxy having the latest date will revoke any earlier proxies. Shareholders who attend the Annual Meeting may revoke their proxies and vote in person.

A proxy, if returned properly executed and not subsequently revoked, will be voted in accordance with the instructions of the shareholder in the proxy. If no instructions are given, the proxy will be voted for the election of the Board of Directors' nominees named in this Proxy Statement and for Proposals 2 and 3. Directors will be elected by a plurality of the votes cast. Approval of Proposals 2 and 3 will require that the number of shares voted in favor of the Proposal be greater than the number of shares opposing it. A proxy may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a specific proposal. This could occur, for example, when a broker is not permitted to vote shares held in street name on certain proposals in the absence of instructions from the beneficial owners. Shares that are not voted with respect to a specific proposal will be considered present for purposes of determining a quorum and voting on other proposals. Abstentions on a specific proposal will be considered as present, but not as voting in favor of such proposal. Neither the non-voting of shares nor abstentions will affect the election of directors or Proposals 2 and 3.

                          ELECTION OF DIRECTORS

The Board of Directors has nominated for election seven persons for election as directors. All nominees are currently directors. Each director will serve for a term of one year, which expires at the next Annual Meeting of Shareholders of the Company when his successor has been elected. The seven nominees are: Hendrik J. Hartong, Jr., Andrew L. Lewis IV, Brian D. McLaughlin, E. Keith Moore, Richard T. Niner, O. Curtis Noel and Charles E. Mitchell Rentschler. Unless authority is specifically withheld, the shares represented by the enclosed form of proxy will be voted in favor of these nominees.

If any of these nominees becomes unable to accept election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Board of Directors knows of no reason why any of the nominees would be unable to accept election.

The following information sets forth the name of each director, his age, tenure as a director, principal occupation and business experience for the last five years:

                                                                  Served as a
Name                                         Age                 Director since
Hendrik J. Hartong, Jr. (1,3,4)              58                       1986

Andrew L. Lewis IV (2)                       40                       1988

Brian D. McLaughlin (1)                      54                       1987

E. Keith Moore                               74                       1990

Richard T. Niner (1,2,4)                     57                       1986

O. Curtis Noel (3,4)                         61                       1993

Charles E. Mitchell Rentschler (2,3)         57                       1986

Hendrik J. Hartong, Jr. has been a general partner of Brynwood Management, the general partner of Brynwood Partners Limited Partnership, an investment partnership, since 1984. Mr. Hartong is also a general partner of Brynwood Management II, the general partner of Brynwood Partners II Limited Partnership, an investment partnership. Mr. Hartong has also served as Chairman of the Board of Air Express International Corporation, a freight forwarding and shipping services business, since 1985.

Andrew L. Lewis IV has served as Chief Executive Officer of KRR Partners, L.P., an investment partnership, since July 1993. Since 1990, Mr. Lewis has also been a consultant for USPCI of Pennsylvania, Inc. (a hazardous waste management consulting firm). Mr. Lewis is also a director of Air Express International Corporation.

Brian D. McLaughlin has been President and Chief Executive Officer of the Company since December 1987. From 1982 to 1987, he was employed as President and General Manager of various divisions of Ransburg Corporation, an international manufacturer of factory automation equipment.

E. Keith Moore has served as President of Hurco International, Inc., a subsidiary of the Company since April 1988. Mr. Moore is also a director of Met-Coil Systems Corporation (a manufacturer of metal fabrication machinery and systems).

Richard T. Niner has been a general partner of Brynwood Management, the general partner of Brynwood Partners Limited Partnership, an investment partnership, since 1984. Mr. Niner is also a general partner of Brynwood Management II, the general partner of Brynwood Partners II Limited Partnership, an investment partnership. Mr.Niner is also a director of Air Express
International Corporation, a freight forwarding and shipping services business, and Arrow International, Inc., an international manufacturer of critical care medical devices.

O. Curtis Noel has been an independent business consultant for more than ten years specializing in market and industry studies, competitive analysis and corporate development programs with clients in the U.S. and abroad.

Charles E. Mitchell Rentschler has served as President and Chief Executive Officer of The Hamilton Foundry & Machine Co., an operator of grey and ductile iron foundries in Ohio and Indiana, since 1985.

(1)      Member of Executive Committee
(2)      Member of Audit Committee
(3)      Member of Compensation Committee
(4)      Member of Nominating Committee

The Board of Directors recommends a vote FOR each of the nominees listed above.

Board Meetings and Committees

During the last fiscal year, the Board of Directors held seven meetings. All of the current directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which they served.

The Board has an Executive Committee which held no meetings during the last fiscal year. The Executive Committee may exercise all of the authority of the Board of Directors with respect to the general operations of Hurco between meetings of the Board.

The Board has a Compensation Committee which held two meetings during the last fiscal year. The Compensation Committee reviews and recommends to the Board the compensation of the officers and managers of Hurco and guidelines for the general wage structure of the entire workforce. The Compensation Committee also oversees the administration of the Company's employee benefit plans. The report of the Compensation Committee regarding executive compensation is included on page 16 of this Proxy Statement.

The Board also has an Audit Committee which held five meetings during the last fiscal year. The Audit Committee has the authority to oversee the Company's accounting and financial reporting activities, and meets with the Company's independent accountants and Chief Financial Officer to review the scope, cost and results of the annual audit and to review internal accounting controls, policies and procedures. The Board of Directors selects the independent accountants of Hurco upon the recommendation of the Audit Committee. See INDEPENDENT ACCOUNTANTS on page 18.

The Board of Directors has a Nominating Committee which held one meeting during the last fiscal year. The Nominating Committee reviews the structure and composition of the Board of Directors and considers the qualifications of and recommends all nominees for directors. The Nominating Committee will consider candidates whose names are submitted in writing by shareholders. Shareholders who wish to nominate persons for election as directors must comply with the advance notice and eligibility requirements contained in Article II, Section 10, of the Company's By-laws, a copy of which is available upon request. Such requests and any nominations should be addressed to the Secretary, Hurco Companies, Inc., One Technology Way, P.O. Box 68180, Indianapolis, Indiana 46268.

The members of these Committees are identified in the table on page 2.

Compensation of Directors

Each director receives a fee of $1,000 for each meeting of the Board of Directors attended, and, effective February 1, 1997, each such director also receives $4,000 per quarter. Directors are also entitled to receive reimbursement for travel and other expenses incurred in attending such meetings. Mr. Niner received annual compensation of $72,000 and was awarded a bonus of $25,000 for his services as Chairman of the Executive Committee of the Board of Directors. On July 8, 1996, each outside director was granted options to purchase 10,000 shares of common stock at $5.125 per share, the average trading price as reported by NASDAQ on such date. The options are exercisable on July 8, 1997 and expire on July 8, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's common stock, to file reports of ownership with the Securities and Exchange Commission and Nasdaq. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company's review of the copies of such forms received by it, or written representations from certain reporting persons that they were not required to file a Form 5 to report previously unreported ownership or changes in ownership, the Company believes that, during its fiscal year ending October 31, 1996, its officers, directors and greater than 10% beneficial owners complied with all filing requirements under Section 16(a) except as set forth below. In recent years, the Company made grants of options to executive officers pursuant to its 1990 Stock Option Plan. Although the grant of options was exempt from liability under Section 16(b), the officers did not report the grant of these options on Form 5. As a result, in April 1997, Mr. McLaughlin filed six Forms 5, Mr. Wolf filed three Forms 5, Mr. Fabris filed four Forms 5, Mr. Platts filed five Forms 5 and Mr. Blake filed two Forms 5.


             PROPOSAL 2 -- AMENDMENT TO THE ARTICLES OF INCORPORATION
                                  OF THE COMPANY

The Board of Directors has unanimously approved amending (the "Amendment") Articles IV, V and VI of the Company's Amended and Restated Articles of Incorporation. The following summary of the amendment is qualified in its entirety to the text of the Amendment which is attached as Exhibit A to this Proxy Statement. If the proposal is approved, the Amendment will become effective at the time the Company files Articles of Amendment with the Indiana Secretary of State.

The Board of Directors recommends a vote FOR the Amendment.

The authorized capital stock of the Company presently consists of 7,500,000 shares of common stock, no par value, and 40,000 shares of preferred stock, $100 par value per share. As of March 26, 1997, there were 6,535,371 shares of common stock issued and outstanding and an additional 444,434 shares of common stock reserved for issuance under the Company's stock option plan. There are no shares of preferred stock outstanding at present.

Increase in Authorized Common Stock

The Amendment would increase the number of shares of authorized common stock from 7,500,000 to 12,500,000. This increase will insure that shares will be available, if needed, for issuance in connection with stock splits, stock
dividends,   acquisitions  and  other  corporate  purposes.   The  Board  of
Directors believes that the availability of the additional shares for such purposes without delay or the need for a special shareholders' meeting would be beneficial to the Company. The Company does not have any immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of common stock which would be authorized by the amendment.

No further action or authorization by the Company's shareholders would be necessary prior to the issuance of the additional shares of common stock unless required by applicable law or regulatory agencies or by the rules of any stock exchange on which the Company's securities may then be listed.

The holders of any of the additional shares of common stock issued in the future would have the same rights and privileges as the holders of the shares of common stock currently authorized and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

Although the Company has no immediate plans, arrangements, commitments or understandings with respect to the issuance of any additional shares of common stock which would be authorized by the proposed amendment, the increase in the number of authorized shares could be used to make a takeover attempt more difficult by using the shares to make a counter-offer for the shares of a bidder or by selling shares to dilute the voting power of a bidder. As of this date, the Board is unaware of any specific effort to accumulate the Company's common stock or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition of management or otherwise.

Changes Regarding Preferred Stock

The Amendment will also make a number of changes relating to the Company's preferred stock, including (i)increasing the number of shares of authorized preferred stock from 40,000 to 1,000,000; (ii) changing the par value of the preferred stock in Article IV from $100 per share to no par value; (iii) deleting a reference in Article V to Classes A and B of preferred stock;
(iv) deleting a reference in Article VI to conditional voting rights of preferred stock, and (v) deleting provisions in Article VI which may limit holders of preferred stock to voting as a separate class and to one vote for each outstanding share of preferred stock. The increase in the number of authorized shares of preferred stock will insure that a sufficient number of shares will be available, if needed, for issuance in connection with stock dividends, acquisitions or other corporate purposes. These changes would make it clear that the Board of Directors can authorize the issuance, at any time or from time to time, of one or more series of preferred stock without further shareholder action and with such powers, preferences and relative rights, including voting rights, as the Board may determine.

The authorization of preferred stock may have the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. Issuance of authorized preferred stock can be implemented, and has been implemented by some companies in recent years, with voting or conversion privileges intended to make acquisition of such companies more difficult or more costly. Such an issuance could be used to discourage or limit the shareholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the shareholders. As stated above, the Board is unaware of any specific effort to accumulate the Company's shares or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. The Company does not have any immediate plans, arrangements, commitments or understandings with respect to the issuance of any shares of preferred stock.

              PROPOSAL 3 -- ADOPTION OF THE COMPANY'S 1997 STOCK OPTION
                                     AND INCENTIVE PLAN

On March 6, 1997, the Board of Directors of the Company unanimously adopted the 1997 Stock Option and Incentive Plan (the "Plan"), and directed that the Plan be submitted to the shareholders for consideration at the Annual Meeting. The following is a summary of the principal features of the Plan. The summary is qualified in its entirety by reference to the complete text of the Plan as set forth as Exhibit B to this Proxy Statement. Shareholders are urged to read the actual text of the Plan as set forth in Exhibit B.

       The Board of Directors recommends a vote FOR adoption of the Plan.

Purpose

The purpose of the Plan is to promote the long-term interests of the Company by providing a means of attracting and retaining officers and key employees of the Company. The Company believes that employees who own shares of the Company's common stock will have a closer identification with the Company and greater motivation to work for the Company's success by reason of their ability as shareholders to participate in the Company's growth and earnings.


Administration of the Plan

The Plan will be administered by the Compensation Committee of the Company's Board of Directors (the"Committee"). The members of the Committee must qualify as "non-employee directors" under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and as "outside directors" under section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Code"). Subject to the terms of the Plan, the Committee has the sole discretion to determine the officers and key employees who shall be granted awards; to designate the number of shares to be covered by each award; to establish vesting schedules; subject to certain restrictions, to specify all other terms of the awards, including the status of awards subsequent to the termination of a grantee's employment with the Company; and to construe and interpret the Plan.

Eligible Persons

Recipients of incentive awards under the Plan must be officers or key employees of the Company or its subsidiaries as determined by the Committee. The Company presently has approximately 50 officers and employees who fall within the category of key employees and may be considered for incentive awards under the Plan. No awards may be granted under the Plan to directors who are not also employees of the Company or its subsidiaries.


Shares Subject to the Plan

The Plan permits the granting of awards of stock options, stock appreciation rights, restricted shares and performance shares. The total number of shares of common stock that may be issued under the Plan is 500,000, subject to adjustment as provided in the Plan.

The number of shares covered by an award under the Plan reduces the number of shares available for future awards under the Plan. However, if any award expires, terminates, or is surrendered or canceled without having been exercised in full, or in the case of restricted shares forfeited to the Company, the number of shares then subject to awards is added back to the number of remaining available shares under the Plan.

The total number of shares of common stock which may be granted to any individual during the term of the Plan may not exceed 100,000 shares.


Stock Options

With respect to the stock options under the Plan that are intended to qualify as "incentive stock options" under section 422 of the Code, the option price will be at least 100% (or, in the case of a holder of 10% or more of the Company's voting stock, 110%) of the fair market value of a share of common stock on the date of the grant of the stock option. The aggregate fair market value (determined on the date of grant) of the shares subject to incentive stock options that become exercisable for the first time by a grantee in any calendar year may not exceed $100,000.

The Committee will establish the exercise price of options that do not qualify as incentive stock options ("non-qualified stock options") at the time the options are granted.

No incentive stock option granted under the Plan may be exercised more than ten years (or, in the case of a holder of 10% of the Company's voting stock, five years) or such shorter period as the Committee may determine from the date it is granted. Non-qualified stock options may be exercised during such period as the Committee determines at the time of grant.

Stock options granted under the Plan become exercisable in one or more installments in the manner and at the time or times specified by the Committee at the time of grant. Subject to the discretion of the Committee, generally if a grantee's employment with the Company or a subsidiary is terminated for cause or voluntarily by the grantee for any reason other than death, disability or retirement, such grantee's options expire at the date of termination.

The exercise price of each option together with an amount sufficient to satisfy any tax withholding requirement must be paid in full at the time of exercise. The Committee may permit payment through the tender of shares of common stock already owned by the participant, withholding of shares issuable under the award or by any other means which the Committee determines to be consistent with the Plan's purpose.


Restricted Shares

The Committee may grant awards of restricted shares, in which case the grantee would be granted shares of common stock, subject to such forfeiture provisions and transfer restrictions as the Committee determines. Pending the lapse of such forfeiture provisions and transfer restrictions, certificates representing restricted shares would be held by the Company, but the grantee generally would have all of the rights of a shareholder, including the right to vote the shares and the right to receive all dividends thereon.

While restricted shares would be subject to forfeiture provisions and transfer restrictions for a period or periods of time, the Plan does not set forth any minimum or maximum duration for such provisions and restrictions. It is expected that the terms of an award of restricted shares ordinarily will provide that the restricted shares will be terminated and returned to the Company if the grantee ceases to be employed by the Company prior to the lapse of the forfeiture provisions and transfer restrictions. It is also expected that a specified percentage of the restricted shares will become free of the forfeiture provisions and transfer restrictions on each anniversary of the date of grant of the restricted stock award.

Performance Shares

The Committee may grant awards of performance shares, in which case the grantee would be granted shares of common stock, subject to satisfaction of specified performance goals established by the Committee. Performance goals may be established on one or more of the following business criteria: earnings per share, return on equity, return on assets, operating income, or market value per share. The applicable performance goals and all other terms and conditions of the award will be determined in the discretion of the Committee. After an award of performance shares has vested (that is, after the applicable performance goal or goals have been achieved), the participant will be entitled to a payment of common stock, cash or a combination thereof. If a grantee terminates employment prior to attaining the specified goals for any reason other than death, disability or retirement, all of rights with respect to the award of performance shares shall be forfeited.

Stock Appreciation Rights

Stock appreciation rights ("SARs") may be granted as a separate award or together with an option. The number of shares covered by such SAR will be determined by the Committee. Upon exercise of an SAR, the participant will receive a payment from the Company equal to: (1) the excess of the fair market value of a share of common stock on the date of exercise over the base price which, in the case of an SAR granted in connection with a stock option, will equal the exercise price of the underlying option, times (2) the number of shares with respect to which the SAR is exercised. SARs may be paid in cash, shares of common stock or a combination thereof, as determined by the Committee.

Adjustments in Awards

In the event of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure of the Company affecting shares of common stock, the Committee shall adjust the number and class of shares which may be delivered under the Plan, and the number and class of shares subject to outstanding awards, in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such awards.

Change of Control

In general, if the employment of a recipient of restricted shares is involuntarily terminated within 12 months following a "change in control"
(as defined in the Plan) of the Company, the forfeiture provisions and transfer restrictions applicable to such shares lapse. If the employment of a recipient of performance shares is involuntarily terminated within 12 months following a "change in control," the performance shares may be paid on a prorata basis. In addition, in the event of a tender offer or exchange offer for common stock or upon the occurrence of certain other events, all option and SAR awards granted under the Plan shall become exercisable in full, unless otherwise provided by the Committee.

Nontransferability of Awards

Except as otherwise expressly provided by the Committee, awards granted under the Plan may not be assigned, encumbered or transferred, other than by will or by the applicable laws of descent and distribution.

Amendment and Termination of the Plan

Unless previously terminated by or with the approval of the Board of Directors, the Plan will terminate March 5, 2007. The Board may at any time terminate or amend the Plan; however, shareholder approval shall be obtained to the extent necessary and desirable to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended, Code section 422, or any other applicable law or regulation, including requirements of any stock exchange or quotation system on which the Company's common stock is listed or quoted.

Awards to Employees Outside the United States

The Committee has the discretion to establish special rules applicable to awards to grantees outside of the United States in order to comply with foreign law or practice.

Federal Income Tax Consequences

The following is a brief summary of the principal federal income tax consequences of awards under the Plan. The summary is based on current federal income tax laws and interpretations thereof, all of which are subject to change at any time, possibly with retroactive effect. The summary is not intended to be exhaustive.

Limitation on Amount of Deduction. The Company generally will be entitled to a tax deduction for awards under the Plan only to the extent that the participants recognize ordinary income from the award. Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to the Company's CEO and to each of the other four most highly compensated executive officers of the Company. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000 or it qualifies as "performance-based compensation" under section 162(m). The Plan has been designed to permit the Committee to grant awards which qualify for deductibility under section 162(m).

Non-Qualified Stock Options. An employee who is granted a non-qualified option does not recognize taxable income upon the grant of the option, and the Company is not entitled to a tax deduction. The employee will recognize ordinary income upon the exercise of the option in an amount equal to the excess of the fair market value of the option shares on the exercise date over the option price. Such income will be treated as compensation to the employee subject to applicable withholding requirements. The Company is generally entitled to a tax deduction in an amount equal to the amount taxable to the employee as ordinary income in the year the income is taxable to the employee. Any appreciation in value after the time of exercise will be taxable to the employee as capital gain and will not result in a deduction by the Company.

Incentive Stock Options. An employee who receives an incentive stock option does not recognize taxable income upon the grant or exercise of the option, and the Company is not entitled to a tax deduction. The difference between the option price and the fair market value of the option shares on the date of exercise, however, will be treated as a tax preference item for purposes of determining the alternative minimum tax liability, if any, of the employee in the year of exercise. The Company will not be entitled to a deduction with respect to any item of tax preference.

An employee will recognize gain or loss upon the disposition of shares acquired from the exercise of incentive stock options. The nature of the gain or loss depends on how long the option shares were held. If the option shares are not disposed of pursuant to a "disqualifying disposition" (i.e., no disposition occurs within two years from the date the option was granted nor one year from the date of exercise), the employee will recognize long-term capital gain or capital loss depending on the selling price of the shares. If option shares are sold or disposed of as part of a disqualifying disposition, the employee must recognize ordinary income in an amount equal to the lesser of the amount of gain recognized on the sale, or the difference between the fair market value of the option shares on the date of exercise and the option price. Any additional gain will be taxable to the employee as a long-term or short-term capital gain, depending on how long the option shares were held. The Company is generally entitled to a deduction in computing its federal income taxes for the year of disposition in an amount equal to any amount taxable to the employee as ordinary income.

Stock Appreciation Rights. An employee who receives SARs does not recognize taxable income at the time of the award, nor will the Company be entitled to a deduction at that time. Instead, the employee will recognize additional compensation taxable as ordinary income and subject to withholding, and the Company will be entitled to a tax deduction at the time the SARs are exercised.

Other Stock-Based Awards. The income tax consequences of other stock-based awards will depend on how such awards are structured. Generally, the Company will be entitled to a tax deduction with respect to such awards only to the extent that the employee recognizes ordinary income in connection with such awards. It is anticipated that other stock-based awards will result in ordinary income to the participant in some amount.


The closing sale price of the Company's common stock on March 31, 1997 as quoted on the Nasdaq National Market System, was $4.875 per share.

EXECUTIVE COMPENSATION


Summary Compensation

The following table sets forth all compensation paid or accrued during each of the last three fiscal years to the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company based on salaries and bonuses earned during fiscal 1996 (the "Named Executive Officers"). No other executive officer earned more than $100,000 in salary and bonuses during fiscal 1996.

                          Summary Compensation Table

                                                          Long-Term
                            Annual Compensation         Compensation  All Other
Name and                                                 Securities     Compen-
                   Fiscal  Salary   Bonus   Other Annual Underlying     sation
Principal Position  Year     ($)    ($)(1)  Compensation ($)Options (2) ($) (3)

Brian D. McLaughlin 1996 $238,133 $80,000        --       15,000         $3,325
President and CEO   1995  226,936  75,000        --       10,000          3,234
                    1994  220,000    --          --       70,000 (4)      2,302

Roger J. Wolf       1996  148,500  75,000        --        3,000          2,880
Sr. VP, Secretary   1995  139,731  45,000        --       15,000          3,063
Treasurer and CFO   1994  135,000   7,000    $16,308 (5)   7,000          1,934

James D. Fabris     1996  122,500  50,000                 10,000          3,199
V. P.of the Company 1995  107,885  45,000        --        5,000          2,210
and President Hurco 1994   98,335    --          --       13,000          1,295
Machine Tool Products

David E. Platts     1996   93,917  20,000        --        5,000            --
Vice President      1995   87,834  15,000        --       10,000            --
Research&Development1994   85,000    --          --       15,000          1,124

Richard Blake       1996   87,373  46,311        --       15,000          3,841
V. P.of the Company 1995   61,932  39,700        --         --            2,699
and Managing Director1994  53,784  30,444        --        6,000          1,659
Hurco Europe Ltd.
---------------------------

(1)      Represents cash bonuses earned and paid in the subsequent year.
(2) Represents options granted under the stock option plan related to the prior year's performance, other than specified below. The Company has not granted any Stock Appreciation Rights (SARs).
(3)      Represents the Company's contribution to defined contribution plans.
(4) Represents options granted under the stock option plan to replace options that had expired during the fiscal year.
(5) Represents amounts reimbursed during the fiscal year for the payment of taxes related to relocation expenses.

Stock Options

The following table sets forth information related to options granted to the Named Executive Officers during the 1996 fiscal year. The Company has not granted any Stock Appreciation Rights (SARs).
                     Option Grants During 1996 Fiscal Year

                                          Individual Grants        Potential
                                 % of Total                 Realizable Value at
                     Number of    Options                      Assumed Annual
                     Securities Granted to                 Rates of Stock Price
                     Underlying  Employees  Exercise           Appreciation for
                      Options    in Fiscal   Price    Expiration Option Term (1)
Name                  Granted      Year    ($/SH)Date  5% ($)        10%($)

Brian D. McLaughlin  10,000 (2)    9.5%     $5.125     7/08/06  $32,231 $81,679
Roger J. Wolf         3,000 (2)    2.9%     $5.125     7/08/06  $ 9,669 $24,504
James D. Fabris      10,000 (3)    9.5%     $5.125     7/08/06  $32,231 $81,679
David E. Platts       5,000 (3)    4.8%     $5.125     7/08/06  $16,116 $40,839
Richard Blake        10,000 (3)    9.5%     $5.063    12/15/05  $31,840 $80,690
                      5,000 (3)    4.8%     $5.125     7/08/06  $16,116 $40,839
----------------------------
(1) The potential realizable value illustrates value that might be realized upon the exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation on the Company's common stock from the date of grant through the term of the options. These numbers do not take into account provisions that may result in termination of the options following termination of employment or the vesting periods of three years.
(2) Options may be exercised in three equal annual installments, or parts thereof, commencing on the first anniversary date of the grant.
(3) Options may be exercised in five equal annual installments, or parts thereof, commencing on the first anniversary date of the grant.

The following table sets forth information related to options exercised during the 1996 fiscal year and options held at fiscal year-end by the Named Executive Officers. The Company does not have any outstanding SARs.

        Aggregated Option Exercises in Fiscal 1996 and Year-End Option Values

                                                                Value of
                                           Number of          Unexercised
                    Shares           Securities Underlying    In-the-Money
                   Acquired           Unexercised Options         Options
                      on       Value      at FY-End (#)       at FY-End ($) (1)
                   Exercise   Realized      Exer-    Unexer-  Exer-     Unexer-
Name                 (#)        ($)       cisable    cisable cisable    cisable

Brian D. McLaughlin   --        --         81,999     43,001 $101,665   $54,585
Roger J. Wolf         --        --         24,667     25,333 $ 13,667   $12,458
James D. Fabris       --        --         14,900     25,100 $ 35,050   $30,075
David E. Platts       --        --         16,000     14,000 $ 36,500   $ 8,500
Richard Blake         --        --          2,400     18,600 $  5,850   $ 8,775
-----------------------------------------
(1) Value is calculated based on the closing market price of the common stock on October 31, 1996 ($4.625) less the option exercise price.

Compensation Committee Interlocks and Insider Participation

During fiscal 1996, the members of the Compensation Committee were Hendrik J. Hartong, Jr., O. Curtis Noel and Charles E. Mitchell Rentschler. None of the Committee members is a current or former officer or employee of the Company or any of its subsidiaries. Mr. Hartong is a director of Air Express International Corporation (AEI). Mr. Hartong is also a general partner of Brynwood Management, which is the general partner of Brynwood Partners Limited Partnership, which has substantial ownership interest in AEI.
AEI  provides  freight  forwarding  and shipping  services for the Company.
The cost of these freight services are negotiated on an arms-length basis and amounted to $1,773,000 for the fiscal year ended October 31, 1996. None of the Committee members are involved in any other relationships requiring disclosure as an interlocking officer / director.


Employment Contracts

Brian  D.  McLaughlin   entered  into  an  employment   contract  on  December
14, 1987. The contract term is month-to-month. Mr. McLaughlin's salary and bonus arrangements are set annually by the Board of Directors. Other compensation, such as stock option grants, is awarded periodically at the discretion of the Board of Directors. As part of that contract, Mr.
McLaughlin is entitled to 12 months' salary if his employment is terminated for any reason other than gross misconduct.

Roger J. Wolf  entered  into an  employment  contract on January 8, 1993.
The contract term is unspecified. Mr. Wolf's salary and bonus arrangements are set annually by the Board of Directors. Other compensation, such as stock option grants, is awarded periodically at the discretion of the Board of Directors. As part of that contract, Mr. Wolf is entitled to 12 months' salary if his employment is terminated without just cause.

                            SECURITY OWNERSHIP OF CERTAIN
                          BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 26, 1997, regarding beneficial ownership of the Company's common stock by each director and Named Executive Officer, by all directors and executive officers as a group, and by certain other beneficial owners of more than 5% of the common stock. Each such person has sole voting and investment power with respect to such securities, except as otherwise noted.


                                                     Shares Beneficially Owned
Name and Address                                      Number          Percent

                          Other Beneficial Owners

Brynwood Partners Limited Partnership               1,390,001           21.3%
Two Soundview Avenue
Greenwich, Connecticut  06830

Wellington Management Co.                             630,500 (1)        9.7%
75 State Street
Boston, Massachusetts  02109

The TCW Group, Inc.                                   508,200            7.8%
865 South Figueroa Street
Los Angeles, California  90017


                     Directors and Executive Officers

Hendrik J. Hartong, Jr.                             1,685,492 (2,3)     25.8%

Andrew L. Lewis IV                                     14,000 (3)        0.2%

Brian D. McLaughlin                                   124,808 (4,5)      1.9%

E. Keith Moore                                         38,010 (6)        0.6%

Richard T. Niner                                    1,697,362 (2,3)     26.0%

O. Curtis Noel                                          5,000 (3)        0.1%

Charles E. Mitchell Rentschler                         30,000 (3,7)      0.5%

Roger J. Wolf                                          40,059 (8)        0.6%

James D. Fabris                                        20,200 (9)        0.3%

David E. Platts                                        20,700 (10)       0.3%

Richard Blake                                           5,400 (11)       0.1%

Executive officers and directors                    2,013,029 (2,12)    30.8%
as a group (12 persons)

(1) Wellington Management Co. (WMC), a registered investment advisor, is deemed to have beneficial ownership of 630,500 shares of the Company's common stock, which is owned by various advisory clients of WMC.
         WMC has no voting power for 70,000 shares, shared voting power for 353,100 shares and sole voting power for 207,400 shares. WMC has shared investment power for all shares.

(2) Includes 1,390,001 shares owned by Brynwood Partners Limited Partnership and 278,001 shares owned by Brynwood Partners II, L.P. Brynwood Management is the general partner of each entity and Mr. Hartong and Mr. Niner are general partners of Brynwood Management and, accordingly, may be deemed to have beneficial ownership of these shares.

(3) Includes 5,000 shares subject to options that are exercisable within 60 days.

(4) Includes 88,332 shares subject to options held by Mr. McLaughlin that are exercisable within 60 days.

(5) Includes 10,876 shares owned by Mr. McLaughlin's wife and children, as to which he may be deemed to have beneficial ownership.

(6) Includes 11,000 shares subject to options held by Mr. Moore that are exercisable within 60 days.

(7) Includes 6,000 shares owned by Mr. Rentschler's wife, as to which he may be deemed to have beneficial ownership.

(8) Includes 34,667 shares subject to options that are exercisable within 60 days.

(9) Includes 19,700 shares subject to options that are exercisable within 60 days.

(10) Includes 19,000 shares subject to options that are exercisable within 60 days.

(11) Includes 5,400 shares subject to options that are exercisable within 60 days.

(12) Includes 203,099 shares subject to options that are exercisable within 60 days.

Certain Relationships and Related Transactions

The Company and Air Express International Corporation (AEI) are related parties because Brynwood Partners Limited Partnership holds a substantial ownership interest in both companies. Two of the Company's directors, Hendrik
J. Hartong, Jr. and Richard T. Niner, are general partners of Brynwood Management, which is the general partner of Brynwood Partners Limited Partnership. AEI provides freight forwarding and shipping services for the Company. The cost of these freight services are negotiated on an arms length basis and amounted to $1,773,000 the year ended October 31, 1996. There are no family relationships between any of the directors or executive officers of the Company.

                  BOARD OF DIRECTORS' COMPENSATION COMMITTEE
                      REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors establishes policies relating to the compensation arrangements of the Chief Executive Officer and all other executive officers and oversees the administration of the Company's employee benefit plans. All decisions of the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board.

Compensation Policy

The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining key employees. To achieve this goal, the Company's executive compensation policy integrates annual base compensation with incentive compensation plans based upon corporate performance and individual initiatives and performance. Measurement of corporate performance is primarily based on Company goals and industry performance levels. Accordingly, in years in which performance goals and industry levels are achieved or exceeded, executive compensation tends to be higher than in years in which performance is below expectations. Annual cash compensation, together with stock option incentives, are designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company.

Stock options are granted from time to time to key employees, based primarily on such person's potential contribution to the Company's growth and profitability. The Compensation Committee feels that stock options are an effective incentive for managers to create value for shareholders since the value of an option bears a direct relationship to the Company's stock price. The Compensation Committee believes that linking compensation for the Chief Executive Officer and all other executive officers to corporate performance results in a better alignment of compensation with corporate goals and shareholder interest. As performance goals are met or exceeded, resulting in increased value to shareholders, executives are rewarded commensurately.

Fiscal 1996 Executive Compensation

For fiscal 1996, the Company's compensation program for the Chief Executive Officer and all other executive officers consisted of (i) base salary; (ii) a bonus pool based upon the performance measurements described above; and (iii) stock option awards. During fiscal year 1996, the annual compensation of the Chief Executive Officer included base salary, which was increased from fiscal 1995 for a cost-of-living adjustment, and a bonus based on the performance of the Company for the fiscal year. Additional stock options were also granted to him as an incentive to continue building shareholder value. The Committee believes that compensation levels for the Chief Executive Officer and all other executive officers and key employees during fiscal 1996 adequately reflect the Company's compensation goals and policies.

                                                  Hendrik J. Hartong, Jr.
                                                  O. Curtis Noel
                                                  Charles E. Mitchell Rentschler

                            PERFORMANCE GRAPH


The following graph illustrates the cumulative total shareholder return on Hurco Common Stock for the five-year period ended October 31, 1996, as compared to the NASDAQ stock market index for U.S. companies and to a peer group consisting of NASDAQ traded securities for U.S. companies in the same Standard Industrial Code (SIC) group as Hurco (Industrial and Commercial Machining and Computer Equipment). The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of Hurco common stock.


           (graph to be submitted with Definitive Proxy Statement)

                        INCORPORATION BY REFERENCE

The following information has been incorporated by reference into this proxy statement: The audited financial statements of the Company and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's 1996 Annual Report to Shareholders, which is being mailed concurrently herewith. You are encouraged to review the financial information contained in the Annual Report before voting on the proposal to amend the Company's Amended and Restated Articles of Incorporation.

                         INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP served as the independent accountants to audit the financial statements of Hurco for the fiscal year ended October 31, 1996. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from shareholders. The Board of Directors expects to reappoint Arthur Andersen LLP as independent accountants to serve for the fiscal year ended October 31, 1997.

                          SHAREHOLDER PROPOSALS

Any proper proposal which a shareholder wishes to submit for consideration by the Shareholders at the 1998 Annual Meeting must be received by the Company by December 11, 1997. In order to be considered at the 1998 Annual Meeting, shareholder proposals must comply with the advance notice and eligibility requirements contained in Article II, Section 9 of the Company's By-laws, a copy of which is available upon request. Such requests and any shareholder proposals should be sent to Roger J. Wolf, Secretary, Hurco Companies, Inc., One Technology Way, P.O. Box 68180, Indianapolis, Indiana 46268.

                       ANNUAL REPORT ON FORM 10-K

The Company filed its Annual Report on Form 10-K for the fiscal year ended October 31, 1996 with the Securities and Exchange Commission. A copy of the Form 10-K without exhibits, is included in the Company's Annual Report to Shareholders. Shareholders may obtain a copy of the complete exhibits to the Form 10-K by writing to Roger J. Wolf, Senior Vice-President and Chief Financial Officer, Hurco Companies, Inc., One Technology Way, P. O. Box 68180, Indianapolis, Indiana 46268.

                               OTHER BUSINESS

The Board of Directors knows of no other matters which may be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote in accordance with their business judgment on such matters.



                                       By order of the Board of Directors




                                          Roger J. Wolf, Secretary


April __, 1997

                                                                      EXHIBIT A



                PROPOSED AMENDMENT TO THE AMENDED AND
                  RESTATED ARTICLES OF INCORPORATION
                                  OF
                         HURCO COMPANIES, INC.


                              ARTICLE IV

                           Number of Shares

         The total number of shares which the Corporation shall have authority to issue is 13,500,000 consisting of 12,500,000 shares of Common Stock, no par value (the "Common Stock"), and 1,000,000 shares of Preferred. Stock, no par value (the "Preferred Stock").


                                ARTICLE V

                       Terms of Authorized Shares

         Section 1. Designation. The authorized shares of the Corporation shall be divided into two (2) classes, as follows:

                  (i) 12,500,000 shares of Common Stock. The shares of Common Stock shall be identical with each other in all respects.

                  (ii) 1,000,000 shares of Preferred Stock, which shares may hereafter be issued in one or more series as provided in Section 2.

         Section 2. Rights, Privileges, Limitations and Restrictions of Preferred Stock. Except as otherwise provided in these Articles, the Board of Directors is vested with authority to determine and state the designation and the relative preferences, limitations, voting rights, if any, and other rights of each series of Preferred Stock by the adoption and filing in accordance with the Corporation Law, before the issuance of any shares of such series of Preferred Stock, of an amendment or amendments to these Articles of Incorporation, as the same may, from time to time, be amended, determining the terms of such series of Preferred Stock. All shares of Preferred Stock of the same series shall be identical with each other in all respects. Without limiting the generality of the foregoing, the Board of Directors shall have the authority to determine the following:

(i) The designation of such series, the number of shares which shall initially constitute such series and the stated value thereof if different from the par value thereof;

(ii) Whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be special, conditional or limited or no voting rights except as required by law;

(iii) The rate or rates and the time or times at which dividends and other distributions on the shares of such series shall be paid, the relationship or priority of such dividends to those payable on Common Stock or to other series of Preferred Stock, and whether or not any such dividends shall be cumulative;

 (iv) The amount payable on the shares of such series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, and the relative priorities, if any, to be accorded such payments in liquidation;

  (v) The terms and conditions upon which either the Corporation may exercise a right to redeem shares of such series or upon which the holder of such shares may exercise a right to require redemption of such shareholder's Preferred Stock, including any premiums or penalties applicable to exercise of such rights;

 (vi) Whether or not a sinking fund shall be created for the redemption of the shares of such series, and the terms and conditions of any such fund;

(vii) Rights, if any, to convert any shares of such series, either into shares of Common Stock or into other series of Preferred Stock and the prices, premiums or penalties, ratios and other terms applicable to any such conversion;

(viii) Restrictions on acquisition, rights of first refusal or other limitations on transfer as may be applicable to such series, including any series intended tobe offered to a special class or group; and

  (ix)     Any  other  relative  rights,  preferences,   limitations,
           qualifications or restrictions on such series of Preferred Stock, including rights and remedies in the event of default in connection with dividends, other distributions or redemptions.

         Section 3. Liquidation Rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the shares of Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and any preferential amounts to be distributed to holders of the Preferred Stock and any other class or series of stock then outstanding having a priority over the Common Stock, in the event of voluntary or involuntary liquidation, dissolution or winding up, to share ratably in the remaining net assets of the Corporation.

         Section 4. Issuance of Shares. The Board of Directors has authority to authorize and direct the issuance by the Corporation of shares of Preferred Stock and Common Stock at such times, in such amounts, to such persons, for such considerations and upon such terms and conditions as it may, from time to time, determine upon, subject only to the restrictions, limitations, conditions and requirements imposed by the Corporation Law, other applicable law and these Articles of Incorporation, as the same may, from time to time, be amended.

         Section 5. Distributions Upon Shares. The Board of Directors has authority to authorize and direct the payment of dividends and the making of other distributions by the Corporation in respect of the issued and outstanding shares of Preferred Stock and Common Stock (i) at such times, in such amount and forms, from such sources and upon such terms and conditions as it may, from time to time, determine upon, subject only to the restrictions, limitations, conditions and requirements imposed by the Corporation Law, other applicable law and these Articles of Incorporation, as the same may, from time to time, be amended; and (ii) in shares of the same class or series or in shares of any other class or series without obtaining the affirmative vote or the written consent of the holders of the shares of the class or series in which the payment or distribution is to be made.

         Section 6. Acquisition of Shares. The Board of Directors has authority to authorize and direct the acquisition by the Corporation of the issued and outstanding shares of Preferred Stock and Common Stock at such times, in such amounts, from such persons, for such consideration, from such sources, and upon such terms and conditions as it may, from time to time, determine upon, subject only to the restrictions, limitations, conditions and requirements imposed by the Corporation Law, other applicable law and these Articles of Incorporation, as the same may, from time to time, be amended.

         Section 7. No Pre-emptive Rights. The holders of the Common Stock and the holders of any series of the Preferred Stock shall have no pre-emptive rights to subscribe to or purchase any shares of Common Stock, Preferred Stock, or other securities of the Corporation.

         Section 8. Record Ownership of Shares or Rights. The Corporation, to the extent permitted by law, shall be entitled to treat the person in whose name any share or right of the

         Corporation is registered on the books of the Corporation as the owner thereof for all purposes, and shall not be bound to recognize any equitable or any other claim to, or interest in, such share or right on the part of any other person, whether or not the Corporation shall have notice thereof.

                              ARTICLE VI

                      Voting Rights of Shares

         The shares of the Corporation shall have the following voting rights.

         Section 1. Common Stock. Except as otherwise provided by the Corporation Law or by these Articles, the record holder of each authorized, issued and outstanding share of Common Stock shall be entitled to one (1) vote for each such share on all matters submitted to shareholders for a vote.

         Section 2. Preferred Stock. Except as specifically provided in the Corporation Law, holders of outstanding shares of Preferred Stock of any series shall have such voting rights, if any, as provided in the amendment or amendments to these Articles of Incorporation determining the terms of such series of Preferred Stock.

                                                        EXHIBIT B



                         HURCO COMPANIES, INC.
               1997 STOCK OPTION AND INCENTIVE PLAN

                  1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Company and its shareholders by providing a means for attracting and retaining officers and key employees of the Company and its Affiliates.

                  2. Definitions. The following definitions are applicable to the Plan:

                  "Affiliate"-- means any "parent corporation" or "subsidiary corporation" of the Company as such terms are defined in Code sections 424(e) and (f), respectively.

                  "Affiliated SAR" -- means a SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

                  "Award" -- means the grant by the Committee of Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Shares, Performance Shares or any combination thereof, as provided in the Plan.

                  "Award Agreement" -- means the written agreement setting forth the terms and provisions pplicable to each Award granted under the Plan.

                  "Base Price" -- means the amount over which the appreciation in value of a Share will be measured upon exercise of an SAR.

                  "Board" -- means the Board of Directors of the Company.

                  "Change in Control" -- means each of the events specified in the following clauses (i) through (iii): (i) any third person, including a "group" as defined in Section 13(d)(3) of the Exchange Act after the date of the adoption of the Plan by the Board, first becomes the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Company may be cast, (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company or (iii) the shareholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Company; provided, however, that the occurrence of any of such events shall not be deemed a Change in Control if, prior to such occurrence, a resolution specifically approving such occurrence shall have been adopted by. at least a majority of the Board of Directors of the Company.

          "Code" -- means the Internal Revenue Code of 1986, as amended.

"Committee" -- means the Committee appointed by the Board pursuant to Section 3 of the Plan.

                  "Company" -- means Hurco Companies, Inc., an Indiana
                   corporation.

                  "Continuous  Service" --  means the absence of any
                   interruption or termination of service as an Employee of the Company or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of any transfer between the Company and an Affiliate or any successor to the Company.

                  "Director" -- means any individual who is a member of the
                   Board.

                  "Disability" -- means total and permanent  disability as
                   determined by the Committee pursuant to Code section 22(e)
                   (3).

                  "Employee" --  means any  person,  including  an  officer or
                   Director,  who is  employed  by the Company or any Affiliate.

                  "Exchange Act" -- means the Securities Exchange Act of 1934, as amended.

                  "Exercise  Price" --  means the price per Share at which the
                   Shares subject to an Option may be purchased upon exercise of the Option.

                  "Freestanding SAR" -- means a SAR that is granted
                   independently of any Option.

                  "Incentive  Stock  Option"  -- means an  option  to  purchase
                   Shares granted by the Committee pursuant to the terms of the Plan which is intended to qualify under Code section 422.

                  "Market  Value" --  means the last  reported  sale price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of one Share on the principal exchange on which the Shares are listed for trading, or if the Shares are not listed for trading on any exchange, the average trading price of one share on the date in question as reported on the Nasdaq National Market or any similar system then in use, or, if the Shares are not listed on the Nasdaq National Market, the mean between the closing high bid and low asked quotations of one Share on the date in question as reported by Nasdaq or any similar system then in use, or, if no such quotations are available, the fair market value on such date of one Share as the Committee shall determine.

                  "Non-Qualified  Stock  Option" -- means an option to  purchase
                   Shares granted by the Committee pursuant to the terms of the Plan, which option is not intended to qualify under Code section 422. "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option.

                  "Participant"  -- means any  Employee  of the  Company or any
                   Affiliate who is selected by the Committee to receive an Award.

                  "Performance Cycle" -- means the period of time, designated by the Committee, over which Performance Shares may be earned.

                  "Performance Shares" -- means Shares awarded pursuant to
                   Section 12 of the Plan.

                  "Plan" -- means the Hurco Companies, Inc., 1997 Stock Option and Incentive Plan.

                  "Reorganization" --  means  the  liquidation  or  dissolution of the Company or any merger, consolidation or combination of the Company (other than a merger, consolidation or combination in which the Company is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property or any combination thereof).

                  "Restricted  Period" -- means the period of time  selected by the Committee for the purpose of determining when restrictions are in effect under Section 10 of the Plan with respect to Restricted Shares.

                  "Restricted  Shares" -- means Shares which have been
                   contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 10 of the Plan, so long as such restrictions are in effect.

                  "Retirement"  -- means a  Participant's  cessation  of
                   Continuous Service on or after age 65 or such other age as set forth in the Company's retirement policy as in effect from time to time.

                  "Stock  Appreciation  Right" or "SAR" -- means an Award,
                   granted alone or in connection with a related Option, pursuant to Section 11 of the Plan.

                  "Securities Act" -- means the Securities Act of 1933, as
                   amended.

                  "Shares" -- means the shares of common stock, no par value, of the Company.

                  "Tandem SAR" -- means a SAR that is granted in  connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

                  3.       Administration.  The Plan shall be  administered  by
                   the Committee, which shall consist of two or more members of the Board, each of whom shall be a "non-employee director" as provided under Rule 16b-3 of the Exchange Act, and an "outside director" as provided under Code section 162(m). The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to (a) select Participants and grant Awards; (b) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (c) determine the terms and conditions upon which Awards shall be granted under the Plan; (d) prescribe the form and terms of Award Agreements; (e) establish procedures and regulations for the administration of the Plan; (f) interpret the Plan; and (g) make all determinations deemed necessary or advisable for the administration of the Plan.
                  A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, shall be acts of the Committee. All determinations and decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

                  4.       Participants.  The  Committee  may  select from time
                   to time Participants in the Plan from those officers and key Employees of the Company or its Affiliates who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company or its Affiliates.

                  5.       Shares  Subject  to  Plan,   Limitations  on  Grants
                   and Exercise Price. Subject to adjustment by the operation of Section 13 hereof:

                           (a) The maximum number of Shares which may be issued with respect to Awards made under the Plan is 500,000 Shares. The Shares with respect to which Awards may be made under the Plan may either be authorized and unissued shares or unissued shares  heretofore or
                  hereafter  reacquired and held  as  treasury   shares.   Any
                  Award  which  expires,   terminates  or  is surrendered  for
                  cancellation or with respect to Restricted Shares which is forfeited (so long as any cash dividends paid on such Shares are also forfeited), may be subject to new Awards under the Plan with respect to the number of Shares as to which a termination or forfeiture has occurred.

                           (b) The number of Shares which may be granted under the Plan to any Participant during the term of the Plan under all forms of Awards shall not exceed 100,000 Shares.

                           (c) Notwithstanding any other provision under the Plan, the Exercise Price for any Incentive Stock Option and the Base Price for any Tandem or Affiliated SAR. granted in connection with an Incentive Stock Option awarded under the Plan may not be less than the Market Value of the Shares on the date of grant.

                  6. General Terms and Conditions of Options. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and to prescribe the terms and conditions
                  (which need not be identical among Participants) of the Options. Each Option shall be evidenced by an Award Agreement that shall specify: (a) the Exercise Price, (b) the number of Shares subject to the Option, (c) the expiration date of the Option, (d) the manner, time and rate (cumulative or otherwise) of exercise of the Option, (e) the restrictions, if any, to be placed upon the Option or upon Shares which may be issued upon exercise of the Option,
                  (f) the conditions, if any, under which a Participant may transfer or assign Options, and (g) any other terms and conditions as the Committee, in its sole discretion, shall determine. The Committee may, as a condition of granting any Option, require that a Participant agree to surrender for cancellation one or more Options previously granted to such Participant.


                  7.       Exercise of Options.

                           (a) Except as provided in Section 16, an Option granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option was granted only by such Participant, and except as provided in
                  Section 8 of the Plan, no Option may be exercised unless at the time the Participant exercises the Option, the Participant has maintained Continuous Service since the date of the grant of the Option.

                           (b) To exercise an Option under the Plan, the Participant must give written notice to the Company specifying the number of Shares with respect to which the Participant elects to exercise the Option together with full payment of the Exercise Price. The date of exercise shall be the date on which the notice is received by the Company. Payment may be made either (i) in cash
                  (including   check,   bank  draft  or  money   order),(ii) by
                  tendering Shares already owned by the Participant and having a Market Value on the date of exercise equal to the Exercise Price, (iii) by requesting that the Company withhold Shares issuable upon exercise of the Option having a Market
                  Value equal to the Exercise Price, or (iv) by any other means determined by the Committee in its sole discretion.

                  8. Termination of Options. Unless otherwise specifically provided by the Committee in the Award Agreement or any amendment thereto, Options shall terminate as provided in this Section.

                           (a)      Unless  sooner   terminated  under  the
                  provisions of this Section, Options shall expire on the earlier of the date specified in the Award Agreement or the expiration of ten (10) years from the date of grant.

                           (b) If the Continuous Service of a Participant is terminated for cause, or voluntarily by the Participant for any reason other than death, Disability or Retirement, all rights under any Options granted to the Participant shall terminate immediately upon the Participant's cessation of Continuous Service.

                           (c) If the Continuous Service of a Participant is terminated by reason of Retirement or terminated by
                  the  Company  without  cause,   the Participant  may exercise
                  outstanding   Options  to  the  extent  that  the
                  Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant's cessation of Continuous Service, and in no event after the applicable expiration dates of the Options.

                           (d) In the event of the Participant's death or Disability, the Participant or the Participant's beneficiary, as the case may be, may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the one-year period immediately succeeding the Participant's cessation of Continuous Service by reason of death or Disability, and in no event after the applicable expiration date of the Options.

                  9. Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Any provisions of the Plan to the contrary notwithstanding, (a) no Incentive Stock Option shall be granted more than ten years from the earlier of the date the Plan is adopted by the Board of Directors of the Company or approved by the Company's Shareholders, (b) no Incentive Stock Option shall be exercisable more than ten years from the date the Incentive Stock Option is granted, (c) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (d) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution and shall be exercisable during such Participant's lifetime only by such Participant, (e) no Incentive Stock Option shall be granted which would permit a Participant to acquire, through the exercise of Incentive Stock Options in any calendar year, under all plans of the Company and its Affiliate, Shares having an aggregate Market Value (determined as of the time any Incentive Stock Option is granted) in excess of $100,000 (determined by assuming that the Participant will exercise each Incentive Stock Option on the date that such Option first becomes exercisable), and (f) no Incentive Stock Option may be exercised more than three (3) months after the Participant's cessation of Continuous Service (one (1) year in the case of Disability) for any reason other than death. Notwithstanding the foregoing, in the case of any Participant who, at the date of grant, owns shares possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Affiliate, the Exercise Price of any Incentive Stock Option shall not be less than 110% of the Market Value per Share on the date such Incentive Stock Option is granted and such Incentive Stock Option shall not be exercisable more than five years from the date such Incentive Stock Option is granted.

                  10. Terms and Conditions of Restricted Shares. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant Awards of Restricted Shares and to prescribe the terms and conditions (which need not be identical among Participants) in respect of the Awards. Unless the Committee otherwise specifically provides in the Award Agreement, an Award of Restricted Shares shall be subject to the following provisions:

                           (a) At the time of an Award of Restricted Shares, the Committee shall establish for each Participant a Restricted Period during which, or at the expiration of which, the Restricted Shares shall vest. Subject to paragraph (e) of this Section, the Participant shall have all the rights of a shareholder with respect to the Restricted Shares, including but not limited to, the right to receive all dividends paid on the Restricted Shares and the right to vote the Restricted Shares. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Restricted Shares prior to the expiration of the Restricted Period, or to remove any or all restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the Restricted Period.

                           (b) If a Participant ceases Continuous Service for any reason, including death, before the Restricted Shares have vested, a Participant's rights with respect to the unvested portion of the Restricted Shares shall terminate and be returned to the . Company.
                           (c) Each certificate issued in respect to Restricted Shares shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) legend:

                            "The  transferability  of this certificate and the
                  shares  represented hereby  are  subject  to  the  terms  and
                  conditions  (including   forfeiture)contained  in the 1997
                  Stock Option and Incentive Plan of Hurco Companies, Inc., and an Award Agreement entered into between the registered owner and Hurco Companies, Inc. Copies of the Plan and Award Agreement are on file in the office of the Secretary of the Company."

                           (d)      At  the  time  of  an  Award  of
                  Restricted   Shares,   the Participant  shall  enter into an
                  Award Agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award.

                           (e) At the time of an Award of Restricted Shares, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on the Restricted Shares by the Company, or a specified portion thereof, shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed with respect to the Restricted Shares, or (ii) the forfeiture of such Restricted Shares under paragraph (b) of this Section, and shall be held by the Company for the account of the Participant until such time. In the event of deferral, there shall be credited at the end of each year
                 (or portion thereof)  interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with accrued interest, shall be made upon the earlier to occur of the events specified in
                  (i) and (ii) of this paragraph.

                           (f) At the expiration of the restrictions imposed by this Section, the Company shall redeliver to the Participant the certificate(s) and stock power deposited with the Company pursuant to paragraph (c) of this Section and the Shares represented by the certificate(s) shall be free of all restrictions.

                           (g) No Award of Restricted Shares may be assigned, transferred or encumbered.

                  11. Grant of SARs. Subject to the terms and conditions of the Plan, a SAR Award may be made to Participants at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof as follows:

                           (a) The Committee, subject to the limitations of the Plan, shall have complete discretion to determine the Exercise Price and other terms and conditions of SARs granted under the Plan. Each SAR Award shall be evidenced by an Award Agreement specifying the terms and conditions of the Award, including its term, the Base Price and the conditions of exercise.

                           (b) The Base Price of Shares with respect to a Tandem or Affiliated SAR Award shall equal the Exercise Price of the Shares under the related Option.

                           (c) Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (i) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (ii) the value of the payout with respectto the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR shall be exercisable only when the Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

                           (d) Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                                    (i) The  difference  between  the Market
                  Value of a Share on the date of exercise over the Base Price; times

                                    (ii) The number of Shares with  respect to
                 which the SAR Award is exercised.

                           At the discretion of the Committee,  payment for a
                 SAR may be in cash, Shares or a combination thereof.

                  12. Performance Shares. The Committee, in its sole discretion, may from time to time authorize the grant of Performance
Shares upon the achievement of performance goals (which may be cumulative and/or alternative) as may be established, in writing, by the Committee based on any one or any combination of the following business criteria: (a) earnings per Share; (b) return on equity; (c) return on assets; (d) operating income; or (e) Market Value per Share. At the time as it is certified, in writing, by the Committee that the performance goals established by the Committee have been attained or otherwise satisfied within the Performance Cycle, the Committee shall authorize the payment of cash in lieu of Performance Shares or the issuance of Performance Shares registered in the name of the Participant, or a combination of cash and Shares. The grant of an Award of Performance Shares shall be evidenced by an Award Agreement containing the terms and conditions of the Award as determined by the Committee. To the extent required under Code Section 162(m), the business criteria under which performance goals are determined by the Committee shall be resubmitted to shareholders for reapproval no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the Plan.

                  If the Participant ceases Continuous Service before the end of a Performance Cycle for any reason other than Retirement, Disability, or death, the Participant shall forfeit all rights with respect to any Performance Shares that were being earned during the Performance Cycle. The Committee, in its sole discretion, may establish guidelines providing that if a Participant ceases Continuous Service before the end of a Performance Cycle by reason of Retirement, Disability, or death, the Participant shall be entitled to a prorated payment with respect to any Performance Shares that were being earned during the Performance Cycle.

                  13.      Adjustments  Upon  Changes  in  Capitalization.  In
the  event  of  any  change  in the outstanding   Shares   subsequent   to  the
effective   date  of  the  Plan  by  reason  of  any   reorganization,
recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee to prevent the dilution or diminution of Awards. The Committee's determination with respect to any adjustments shall be conclusive. Any shares or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Shares shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing the shares or other securities shall be legended and deposited with the Company in the manner provided in Section 10 of this Agreement.

                  14. Effect of Reorganization. Unless otherwise provided by the Committee in the Award Agreement, Awards will be affected by a Reorganization as follows:


                           (a) If the Reorganization is a dissolution or liquidation of the Company then (i) the restrictions on
                  Restricted  Shares  shall  lapse  and (ii) each   outstanding
                  Option  or  SAR  Award  shall  terminate,   but  each
                  Participant to whom the Option or SAR was granted shall have the right, immediately prior to the dissolution or liquidation to exercise the Option or SAR in full, notwithstanding the provisions of Section 9, and the Company shall notify each Participant of such right within a reasonable period of time prior to any dissolution or liquidation.
                           (b) If the Reorganization is a merger or consolidation, other than a Change in Control subject to
                  Section 15 of this Plan, upon the effective date of the Reorganization (i) each Participant shall be entitled, upon exercise of an Option in accordance with all of the terms and conditions of the Plan, to receive in lieu of Shares, shares or other securities or consideration as the holders of Shares shall be entitled to receive pursuant to the terms of the Reorganization; and (ii) each holder of Restricted Shares shall receive shares or other securities as the holders of Shares received which shall be subject to the restrictions set forth in Section 10 unless the Committee accelerates the lapse of such restrictions and the certificate(s) or other instruments representing or evidencing the shares or other securities shall be legended and deposited with the Company in the manner provided in
                  Section 10 of this Plan.

                  The adjustments contained in this Section and the manner of application of such provisions shall be determined solely by the Committee.

                  15. Effect of Change of Control. If the Continuous Service of any Participant of the Company or any Affiliate is involuntarily terminated, for whatever reason, at any time within twelve months after a Change in Control, unless the Committee shall have otherwise provided in the Award Agreement, (a) any Restricted Period with respect to an Award of Restricted Shares shall lapse upon the Participant's termination of Continuous Service and all Shares of Restricted Shares shall become fully vested in the Participant to whom the award was made; and (b) with respect to Performance Shares, the Participant shall be entitled to receive a prorata payment of Shares to the same extent as if the Participant ceases Continuous Service by reason of Retirement under Section 12 of the Plan.
If a tender offer or exchange offer for Shares (other than such an offer by the Company) is commenced, or if the event specified in clause (iii) of the definition of a Change in Control contained in Section 2 shall occur, unless the Committee shall have otherwise provided in the Award Agreement, all Option and SAR Awards theretofore granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain exercisable in accordance with their terms; provided, however, that no Option or SAR shall be exercisable by a director or officer of the Company within six months of the date of grant of the Option or SAR and no Option or SAR which has previously been exercised or otherwise terminated shall become exercisable.

                  16. Assignments and Transfers. Except as otherwise expressly authorized by the Committee in the Award Agreement or any amendment thereto during the lifetime of a Participant no Award nor any right or interest of a Participant in any Award under the Plan may be assigned, encumbered or transferred otherwise than by will or the laws of descent and distribution.

                  17. Employee Rights Under the Plan. No officer, Employee or other person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken under the Plan shall be construed as giving any Employee any right to be retained in the employ of the Company or any Affiliate.


                  18. Delivery and Registration of Shares. The Company's obligation to deliver Shares with respect to an Award shall, if the Committee requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act or any other applicable federal or state securities laws. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of the representation under the Securities Act or other state securities laws.
The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or system on which Shares may then be listed, and (ii) the completion of any registration or other qualification of the Shares under any state or federal law, rule or regulation, as the Company shall determine to be necessary or advisable.

                  19. Withholding Tax. Prior to the delivery of any Shares or cash pursuant to an Award, the Company shall have the right and power to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy all applicable tax withholding requirements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares already owned having a Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined for these purposes. For these purposes, the value of the Shares to be withheld or delivered shall be equal to the Market Value as of the date that the taxes are required to be withheld.

                  20. Termination, Amendment and Modification of Plan. The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided however, that to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Code section 422 (or any other applicable law or regulation, including requirements of any stock exchange or quotation system on which the Company's common stock is listed or quoted) shareholder approval of any Plan amendment shall be obtained in the manner and to the degree as is required by the applicable law or regulation; and provided further, that no termination, amendment or modification of the Plan shall in any manner affect any Award theretofore granted pursuant to the Plan without the consent of the Participant to whom the Award was granted or transferee of the Award.


                  21. Effective Date and Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors, subject to ratification by the shareholders of the Company at the next annual meeting, and shall continue in effect for a term of ten years from the date of adoption by the Board of Directors unless sooner terminated under Section 20 of the Plan.

                  22. Governing Law. The Plan and Award Agreements shall be construed in accordance with and governed by the laws of the State of Indiana.

                  23. Awards to Foreign Nationals and Employees Outside the United States. To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practice and to further the purpose of this Plan, the Committee may, without amending this Plan, (a) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed outside the United States, or both, including rules that differ from those set forth in this Plan, and (b) grant Awards to such Participants in accordance with those rules.


                                           Adopted by the Board of Directors of
                                           Hurco Companies, Inc.
                                           as of March 6, 1997


                                            Adopted by the Shareholders of
                                            Hurco Companies, Inc.
                                            as of May __, 1997

--------------------------------------------------------------------------------
                                     SIZE MUST BE 4" X 81/2"
--------------------------------------------------------------------------------
                                   HURCO COMPANIES, INC.
                       One Technology Way, Indianapolis, IN 46268
                  PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 29, 1997
                     Solicited on behalf of the Board of Directors

The undersigned hereby appoints as proxies Brian D. McLaughlin and Richard T. Niner, or either of them with full power of substitutions, to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Hurco Companies, Inc., to be held at Hurco's Corporate Office, One Technology Way, Indianapolis, Indiana, at 11:00 a.m. EST, on May 29, 1997 and any adjournments thereof, upon the following matters:

                                                     Authority to Vote

1.   Election of Hendrik J. Hartong, Jr., Andrew L. Lewis IV, Brian D.
     McLaughlin, E. Keith                  FOR                  WITHHELD
                              (except as shown on the line)(as to all nominees)
     Moore, Richard T. Niner, O. Curtis Noel and Charles E. Mitchell Rentschler as Directors.To withhold authority to vote any individual nominee, write his name on this line:
     _______________________________________________________________________
2. Approve a proposed amendment of the Company's Amended and Restated Articles of Incorporation which would, among other things, increase the number of shares of authorized shares of common stock and preferred stock.
                                            FOR                  WITHHELD
3.   Approve the adoption of the Company's 1997 Stock Option Plan.
                                            FOR                  WITHHELD
4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.
                         (Continued and to be signed on reverse side)

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The shares represented by the Proxy, unless otherwise specified, shall be voted FOR each nominee and proposals 2 and 3 listed on the reverse side.

I plan to attend the Annual Meeting. Please  sign  below  exactly  as your name appears as  shown  at the  left.  When
                                     signing as attorney, corporate officer or fiduciary, please give full title as such.

                                     Signature (s)

 _____________________________________

 _____________________________________

                                     Dated

                                     ________________________________, 1997




     PLEASE DATE, SIGN, AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE